                                POWER OF ATTORNEY

We, the undersigned officers and directors of Lincoln Life & Annuity Company of New York (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life & Annuity Company of New York Variable Annuity Account L (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald
L. Stopher, Rise C. M. Taylor, and Samuel S. Parkison our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration No. 811-07785 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement.

Officer:                                Title:                                        Executed On:
--------                                ------                                        ------------
/s/ Lorry J. Stensrud                   President and Director                        2/3/03
------------------------------------                                                  ------
Lorry J. Stensrud                       (Principal Executive Officer)

/s/ Janet Chrzan                        Second Vice President and Chief Financial     1/29/03
------------------------------------                                                  -------
Janet Chrzan                            Officer (Principal Financial Officer and
                                        Principal Accounting Officer)

/s/ J. Patrick Barrett                  Director                                      2/7/03
------------------------------------                                                  ------
J. Patrick Barrett

/s/ Robert D. Bond                      Director                                      1/29/03
------------------------------------                                                  -------
Robert D. Bond

/s/ Jon A. Boscia                       Director                                      1/30/03
------------------------------------                                                  -------
Jon A. Boscia

/s/ John H. Gotta                       Director                                      1/31/03
------------------------------------                                                  -------
John H. Gotta

/s/ Barbara S. Kowalczyk                Director                                      2/4/03
------------------------------------                                                  ------
Barbara S. Kowalczyk

/s/ M. Leanne Lachman                   Director                                      1/31/03
------------------------------------                                                  -------
M. Leanne Lachman

/s/ Louis G. Marcoccia                  Director                                      2/10/03
------------------------------------                                                  -------
Louis G. Marcoccia

/s/ Gary W. Parker                      Director                                      1/31/03
------------------------------------                                                  -------
Gary W. Parker

/s/ John M. Pietruski                   Director                                      2/4/03
------------------------------------                                                  ------
John M. Pietruski

/s/ Ron J. Ponder                       Director                                      2/27/03
------------------------------------                                                  -------
Ron J. Ponder

/s/ Mark E. Reynolds                    Director                                      1/29/03
------------------------------------                                                  -------
Mark E. Reynolds

/s/ Richard C. Vaughan                  Director                                      1/30/03
------------------------------------                                                  -------
Richard C. Vaughan

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )


     On this 3 day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Sharlene K. Geer
                                              ---------------------------
                                              Notary Public

My Commission Expires: 2/29/08


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 29 day of January, 2003, before me a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                              /s/ Janet A. Bell
                                              ---------------------------
                                              Notary Public

My Commission Expires: 3/13/08


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 7/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared J. Patrick Barrett, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Sharon M. Scotese
                                              ---------------------------
                                              Notary Public

My Commission Expires: 9/6/04


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Robert D. Bond, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Heather M. Kirkendoll
                                              ---------------------------
                                              Notary Public

My Commission Expires: Jan. 13, 2007

STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 30/th/ day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Sara J. Hudson
                                              ---------------------------
                                              Notary Public

My Commission Expires:  12/12/2005


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

     On this 31st day of January, 2003, before me a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Martha Jarvis
                                              ---------------------------
                                              Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 4/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                              /s/ Sharon M. Scotese
                                              ---------------------------
                                              Notary Public

My Commission Expires: Sept. 6, 2004


STATE OF NEW YORK        )
                         ) SS:
COUNTY OF NEW YORK       )

     On this 31 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared M. Leanne Lachman, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                              /s/ Judith Kerker
                                              ---------------------------
                                              Notary Public

My Commission Expires: March 30, 2006

STATE OF NEW YORK          )
                                    ) SS:
COUNTY OF ONONDAGA         )

     On this 10/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Louis G. Marcoccia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Nancy J. Freeman
                                              ---------------------------
                                              Notary Public

My Commission Expires: April 24, 2003


STATE OF CONNECTICUT     )
                         ) SS:
COUNTY OF HARTFORD       )

     On this 31/st/ day of January, 2003, before me a Notary Public, in and for said county and state, personally appeared Gary W. Parker, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Martha Jarvis
                                              ---------------------------
                                              Notary Public

My Commission Expires: Sep. 30, 2007


STATE OF NEW YORK        )
                         ) SS:
COUNTY OF NEW YORK       )

     On this 4/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared John M. Pietruski, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Imebet Simon
                                              ---------------------------
                                              Notary Public

My Commission Expires: August 6th, 2005


STATE OF CALIFORNIA      )
                         ) SS:
COUNTY OF VENTURA        )

     On this 27/th/ day of February, 2003, before me, a Notary Public, in and for said county and state, personally appeared Ron J. Ponder, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Vincent A. Levin
                                              ---------------------------
                                              Notary Public

My Commission Expires: 7/4/03

STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 29 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Mark E. Reynolds, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Sharlene K. Geer
                                              ---------------------------
                                              Notary Public

My Commission Expires: 2/29/08


STATE OF PENNSYLVANIA    )
                         ) SS:
COUNTY OF PHILADELPHIA   )

     On this 30/th/ day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                              /s/ Sara J. Hudson
                                              ---------------------------
                                              Notary Public

My Commission Expires: 12/12/2005